UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 23, 2012 (January 9, 2012)

FIRST AMERICAN SCIENTIFIC CORP.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-27094
(Commission File No.)

#201 – 30758 South Fraser Way
Abbotsford, British Columbia
Canada   V2T 6L4
(Address of principal executive offices and Zip Code)

(604) 850-8959
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 9, 2012, David Gibson resigned as an officer and director of First American Scientific Corp.  Mr. Gibson did not have any disagreement with us on any matter relating to our operations, policies or practices.

On January 9, 2012, J. Brian Nichols replaced Mr. Gibson as our secretary.  Mr. Nichols currently is our president, principal executive officer, treasurer, principal financial officer, principal accounting officer and the sole member of our board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd day of January, 2012.

FIRST AMERICAN SCIENTIFIC CORP.

BY:	J. BRIAN NICHOLS
J. Brian Nichols
President and Chief Executive Officer